                                                                  EXHIBIT 4-206
                                                                  CONFORMED COPY


                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE
                            DETROIT, MICHIGAN 48226)

                                              ISSUER
                                       TO

                              BANKERS TRUST COMPANY
                              (FOUR ALBANY STREET,
                            NEW YORK, NEW YORK 10015)

                                           AS PRIOR TRUSTEE
                                       AND

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                           (14 WALL STREET, 8TH FLOOR
                            NEW YORK, NEW YORK 10005)

                                           AS SUCCESSOR TRUSTEE

                           ---------------------------

                                    INDENTURE

                           DATED AS OF APRIL 15, 2000

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

              (A) RECONFIRMATION OF OBLIGATIONS UNDER ARTICLE XIII

                         (B) RECORDING AND FILING DATA
================================================================================

                               TABLE OF CONTENTS*

                               -----------------


                                                                             PAGE
                                                                             ----
                      PARTIES...........................................       1
                      RECITALS
                        Original Indenture and Supplementals............       1
                        Bonds heretofore issued.........................       2
                        Reason for Supplemental Indenture...............       7
                        Further Assurance...............................       7
                        Authorization of Supplemental Indenture.........       7
                        Consideration for Supplemental Indenture........       7

                                     PART I.
                        RECONFIRMATION OF OBLIGATIONS OF
                        THE COMPANY UNDER AND BY VIRTUE
                      OF THE INDENTURE PURSUANT TO ARTICLE
                              XIII OF THE INDENTURE
                      Sec.1.  Resignation of Prior Trustee and Appointment
                      of Successor Trustee..............................       8
                      Sec. 2. Effectiveness of Appointment..............      10
                      Sec. 3. Reconfirmation of Company Obligations.....      10

                                            PART II.
                                   RECORDING AND FILING DATA
                      Recording and filing of Original Indenture........      11
                      Recording and filing of Supplemental Indentures...      11
                      Recording of Certificates of Provision for Payment      17


                                    PART III.
                                   THE TRUSTEE
                      Terms and conditions of acceptance of trust by
                      Successor Trustee.................................      17


                                    PART IV.
                                  MISCELLANEOUS
                      Confirmation of Section 318(c) of Trust Indenture
                      Act...............................................      18
                      Execution in Counterparts.........................      18
                      Testimonium.......................................      19
                      Execution.........................................      19
                      Acknowledgement of execution by Company...........      19
                      Acknowledgement of execution by Prior Trustee.....      20
                      Acknowledgement of execution by Successor
                      Trustee...........................................      21
                      Affidavit as to consideration and good faith......      22

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.                           SUPPLEMENTAL INDENTURE, dated as of April 15,
                              2000 among THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company" or "Issuer"), and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Prior Trustee (hereinafter called the "Prior Trustee" or "BTCo.") under the Mortgage and Deed of Trust dated as of October 1, 1924 as supplemented and amended from time to time, and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a trust company organized under the laws of the State of New York (hereinafter called the "Successor" or "Successor Trustee").


ORIGINAL                           WHEREAS, the Company has heretofore executed
INDENTURE AND                 and delivered its Mortgage and Deed of Trust
SUPPLEMENTALS.                (hereinafter referred to as the "Original
                              Indenture"), dated as of October 1, 1924, to the Prior Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                              Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                              June 1, 1931, October 1, 1932, September 25, 1935,
                              September 1, 1936, November 1, 1936, February 1,
                              1940, December 1, 1940, September 1, 1947, March
                              1, 1950, November 15, 1951, January 15, 1953, May
                              1, 1953, March 15, 1954, May 15, 1955, August 15,
                              1957, June 1, 1959, December 1, 1966, October 1,
                              1968, December 1, 1969, July 1, 1970, December 15,
                              1970, June 15, 1971, November 15, 1971, January
                              15, 1973, May 1, 1974, October 1, 1974, January
                              15, 1975, November 1, 1975, December 15, 1975,
                              February 1, 1976, June 15, 1976, July 15, 1976,
                              February 15, 1977, March 1, 1977, June 15, 1977,
                              July 1, 1977, October 1, 1977, June 1, 1978,
                              October 15, 1978, March 15, 1979, July 1, 1979,
                              September 1, 1979, September 15, 1979, January 1,
                              1980, April 1, 1980, August 15, 1980, August 1,
                              1981, November 1, 1981, June 30, 1982, August 15,
                              1982, June 1, 1983, October 1, 1984, May 1, 1985,
                              May 15, 1985, October 15, 1985, April 1, 1986,
                              August 15, 1986, November 30, 1986, January 31,
                              1987, April 1, 1987, August 15, 1987, November 30,
                              1987, June 15, 1989, July 15, 1989, December 1,
                              1989, February 15, 1990, November 1, 1990, April
                              1, 1991, May 1, 1991, May 15, 1991, September 1,
                              1991, November 1, 1991, January 15, 1992, February
                              29, 1992, April 15, 1992, July 15, 1992, July 31,
                              1992, November 30, 1992, December 15, 1992,
                              January 1, 1993, March 1, 1993, March 15, 1993,
                              April 1, 1993, April 26, 1993, May 31, 1993, June
                              30, 1993, June 30, 1993, September 15, 1993, March
                              1, 1994, June 15, 1994, August 15, 1994, December
                              1, 1994, August 1, 1995, August 1, 1999, August
                              15, 1999 and January 1, 2000 supplemental to the
                              Original Indenture, have heretofore been entered into between the Company and the Prior Trustee
                              (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

BONDS HERETOFORE                   WHEREAS, Bonds in the principal amount of
ISSUED. Eight billion, nine hundred thirty-two million four hundred twenty-two thousand dollars ($8,932,422,000) have heretofore been issued under the indenture as follows, viz:

                               (1)     Bonds of Series A                 -- Principal Amount  $26,016,000,
                               (2)     Bonds of Series B                 -- Principal Amount  $23,000,000,
                               (3)     Bonds of Series C                 -- Principal Amount  $20,000,000,
                               (4)     Bonds of Series D                 -- Principal Amount  $50,000,000,
                               (5)     Bonds of Series E                 -- Principal Amount  $15,000,000,
                               (6)     Bonds of Series F                 -- Principal Amount  $49,000,000,
                               (7)     Bonds of Series G                 -- Principal Amount  $35,000,000,
                               (8)     Bonds of Series H                 -- Principal Amount  $50,000,000,
                               (9)     Bonds of Series I                 -- Principal Amount  $60,000,000,
                              (10)     Bonds of Series J                 -- Principal Amount  $35,000,000,
                              (11)     Bonds of Series K                 -- Principal Amount  $40,000,000,
                              (12)     Bonds of Series L                 -- Principal Amount  $24,000,000,
                              (13)     Bonds of Series M                 -- Principal Amount  $40,000,000,
                              (14)     Bonds of Series N                 -- Principal Amount  $40,000,000,
                              (15)     Bonds of Series O                 -- Principal Amount  $60,000,000,
                              (16)     Bonds of Series P                 -- Principal Amount  $70,000,000,
                              (17)     Bonds of Series Q                 -- Principal Amount  $40,000,000,
                              (18)     Bonds of Series W                 -- Principal Amount  $50,000,000,
                              (19)     Bonds of Series AA                -- Principal Amount  $100,000,000,
                              (20)     Bonds of Series BB                -- Principal Amount  $50,000,000,
                              (21)     Bonds of Series CC                -- Principal Amount  $50,000,000,
                              (22)     Bonds of Series UU                -- Principal Amount  $100,000,000,
                           (23-31)     Bonds of Series DDP Nos. 1-9      -- Principal Amount  $14,305,000,
                           (32-45)     Bonds of Series FFR Nos. 1-14     -- Principal Amount  $45,600,000,
                           (46-67)     Bonds of Series GGP Nos. 1-22     -- Principal Amount  $42,300,000,
                              (68)     Bonds of Series HH                -- Principal Amount  $50,000,000,
                           (69-90)     Bonds of Series IIP Nos. 1-22     -- Principal Amount  $3,750,000,
                           (91-98)     Bonds of Series JJP Nos. 1-8      -- Principal Amount  $6,850,000,
                          (99-107)     Bonds of Series KKP Nos. 1-9      -- Principal Amount  $34,890,000,
                         (108-122)     Bonds of Series LLP Nos. 1-15     -- Principal Amount  $8,850,000,
                         (123-143)     Bonds of Series NNP Nos. 1-21     -- Principal Amount  $47,950,000,
                         (144-161)     Bonds of Series OOP Nos. 1-18     -- Principal Amount  $18,880,000,
                         (162-180)     Bonds of Series QQP Nos. 1-19     -- Principal Amount  $13,650,000,
                         (181-195)     Bonds of Series TTP Nos. 1-15     -- Principal Amount  $3,800,000,
                             (196)     Bonds of 1980 Series A            -- Principal Amount  $50,000,000,
                         (197-221)     Bonds of 1980 Series CP Nos. 1-25 -- Principal Amount  $35,000,000,
                         (222-232)     Bonds of 1980 Series DP Nos. 1-11 -- Principal Amount  $10,750,000,
                         (233-248)     Bonds of 1981 Series AP Nos. 1-16 -- Principal Amount  $124,000,000,
                             (249)     Bonds of 1985 Series A            -- Principal Amount  $35,000,000,
                             (250)     Bonds of 1985 Series B            -- Principal Amount  $50,000,000,
                             (251)     Bonds of Series PP                -- Principal Amount  $70,000,000,
                             (252)     Bonds of Series RR                -- Principal Amount  $70,000,000,
                             (253)     Bonds of Series EE                -- Principal Amount  $50,000,000,

                        (254-255)      Bonds of Series MMP and MMP       -- Principal Amount  $5,430,000,
                                       No. 2
                            (256)      Bonds of Series T                 -- Principal Amount  $75,000,000,
                            (257)      Bonds of Series U                 -- Principal Amount  $75,000,000,
                            (258)      Bonds of 1986 Series B            -- Principal Amount  $100,000,000,
                            (259)      Bonds of 1987 Series D            -- Principal Amount  $250,000,000,
                            (260)      Bonds of 1987 Series E            -- Principal Amount  $150,000,000,
                            (261)      Bonds of 1987 Series C            -- Principal Amount  $225,000,000,
                            (262)      Bonds of Series V                 -- Principal Amount  $100,000,000,
                            (263)      Bonds of Series SS                -- Principal Amount  $150,000,000,
                            (264)      Bonds of 1980 Series B            -- Principal Amount  $100,000,000,
                            (265)      Bonds of 1986 Series C            -- Principal Amount  $200,000,000,
                            (266)      Bonds of 1986 Series A            -- Principal Amount  $200,000,000,
                            (267)      Bonds of 1987 Series B            -- Principal Amount  $175,000,000,
                            (268)      Bonds of Series X                 -- Principal Amount  $100,000,000,
                            (269)      Bonds of 1987 Series F            -- Principal Amount  $200,000,000,
                            (270)      Bonds of 1987 Series A            -- Principal Amount  $300,000,000,
                            (271)      Bonds of Series Y                 -- Principal Amount  $60,000,000,
                            (272)      Bonds of Series Z                 -- Principal Amount  $100,000,000,
                            (273)      Bonds of 1989 Series A            -- Principal Amount  $300,000,000,
                            (274)      Bonds of 1984 Series AP           -- Principal Amount  $2,400,000,
                            (275)      Bonds of 1984 Series BP           -- Principal Amount  $7,750,000,
                            (276)      Bonds of Series R                 -- Principal Amount  $100,000,000,
                            (277)      Bonds of Series S                 -- Principal Amount  $150,000,000,
                            (278)      Bonds of 1993 Series D            -- Principal Amount  $100,000,000,
                            (279)      Bonds of 1992 Series E            -- Principal Amount  $50,000,000,
                            (280)      Bonds of 1993 Series B            -- Principal Amount  $50,000,000,
                            (281)      Bonds of 1989 Series BP           -- Principal Amount  $66,565,000,

                              all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;


                              (282-287) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000) principal amount have heretofore been retired and One hundred thirty-nine million eight hundred forty-five thousand dollars ($139,845,000) principal amount are outstanding at the date hereof;


                              (288) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Sixty-nine million sixty-nine thousand dollars ($69,069,000) principal amount have heretofore been retired and One hundred twenty-five million five hundred eighty thousand dollars ($125,580,000) principal amount are outstanding at the date hereof;


                              (289) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which

                              One hundred four million six hundred seventy-six thousand dollars ($104,676,000) principal amount have heretofore been retired and One hundred fifty-two million two hundred fifty-six thousand dollars ($152,256,000) principal amount are outstanding at the date hereof;


                              (290) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Thirty-seven million six hundred nine thousand dollars ($37,609,000) principal amount have heretofore been retired and Forty-seven million eight hundred sixty-six thousand dollars ($47,866,000) principal amount are outstanding at the date hereof;


                              (291) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;


                              (292) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;


                              (293) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;


                              (294) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;


                              (295) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;


                              (296) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;


                              (297) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;


                              (298) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;


                              (299) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which thirty-four million dollars ($34,000,000) principal amount have heretofore been retired and Two hundred sixty-six million ($266,000,000) principal amount are outstanding at the date hereof;


                              (300) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;


                              (301) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;


                              (302) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Twenty-seven million dollars ($27,000,000) principal amount have heretofore been retired and One hundred ninety-eight million dollars ($198,000,000) principal amount are outstanding at the date hereof;


                              (303) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred six million five hundred thousand dollars ($206,500,000) principal amount have heretofore been retired and One hundred ninety-three million five hundred thousand dollars ($193,500,000) principal amount are outstanding at the date hereof;


                              (304) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;


                              (305) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred twenty-five million dollars ($125,000,000) principal amount have been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;


                              (306) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which Seventy eight million five hundred thousand dollars ($78,500,000) principal amount have heretofore been retired and Two hundred twenty-one million five hundred thousand dollars ($221,500,000) principal amount are outstanding at the date hereof;


                              (307) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;


                              (308) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                              (309) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;


                              (310) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;


                              (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;


                              (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;


                              (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;


                              (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;


                              (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;


                              (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;


                              (317) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;


                              (318) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;


                              (319) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof; and


                              (320) Bonds of 1999 Series D in the principal amount of Forty million dollars

                              ($40,000,000), all of which are outstanding at the date hereof; and

                              (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000), all of which are outstanding at the date hereof; and


                              accordingly, the Company has issued and has presently outstanding Three billion five million five hundred eighty-seven thousand dollars ($3,005,587,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASONS FOR                        WHEREAS, THE DETROIT EDISON COMPANY, Bankers
SUPPLEMENTAL                  Trust Company and First Chicago Trust Company of
INDENTURE.                    New York entered into an Instrument of
                              Resignation, Appointment and Acceptance dated
                              April 14, 2000 in order to appoint a successor trustee pursuant to Article XIII of the Indenture;
                              and

                                   WHEREAS, THE Original Indenture, by its
                              terms, includes in the property subject to the
                              lien thereof all of the estates and properties,
                              real, personal and mixed, rights, privileges and
                              franchises of every nature and kind and
                              wheresoever situate, then or thereafter owned or
                              possessed by or belonging to THE DETROIT EDISON
                              COMPANY or to which it was then or at any time
                              thereafter might be entitled in law or in equity
                              (saving and excepting, however, the property
FURTHER                       therein specifically excepted or released from the
ASSURANCE.                    lien thereof), and the Original Indenture provides
                              that upon reasonable request, the Company execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto a successor trustee, including the Successor Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by THE DETROIT EDISON COMPANY (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF                   WHEREAS, the Company in the exercise of the
SUPPLEMENTAL                  powers and authority conferred upon and reserved
INDENTURE.                    to it under and by virtue of the provisions of the
                              Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Successor Trustee this supplemental indenture in the form hereof for the purposes herein provided;
                              and

CONSIDERATION FOR                  WHEREAS, all conditions and requirements
SUPPLEMENTAL                  necessary to make this supplemental Indenture a
INDENTURE.                    valid and legally binding instrument in accordance
                              with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized.

                                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:
                              The Detroit Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Successor Trustee at on or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Prior Trustee and the Successor Trustee under the Original Indenture and in said indentures supplemental thereto as follows:

                                                   PART I.
                                 Reconfirmation of Obligations of the Company
                                 Under and by Virtue of the Indenture Pursuant
                                        To Article XIII of the Indenture

                                   SECTION 1. The Company is a party to an
RESIGNATION OF PRIOR          Instrument of Resignation, Appointment and
TRUSTEE AND                   Acceptance dated April 14, 2000, as set forth in
APPOINTMENT OF                relevant part below (the " Instrument"):
SUCCESSOR TRUSTEE.
                              The Instrument was entered into as of the 14th day of April, 2000, among the Company, the Prior
                              Trustee and the Successor Trustee. All capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Indenture.

                                   WHEREAS, Article XIII, Section 1 of the
                              Indenture provides that BTCo. may resign at any time and be discharged of the trust created by the Indenture by giving written notice thereof to the Issuer and by issuing notice of resignation to the holders of the Bonds; and

                                   WHEREAS, BTCo., pursuant to the provision of
                              Article XIII Section 1 of the Indenture, gave written notice of its resignation to the Issuer on April 14, 2000 and the notice of resignation by BTCo. as Trustee has been mailed to the holders of the Bonds and published in accordance with the provisions of the Indenture; and

                                   WHEREAS, THE RESIGNATION BY BTCo. created a
                              vacancy in the office of the Trustee; and

                                   WHEREAS, Article XIII, Section 3 of the
                              Indenture further provides that the Issuer shall promptly appoint a successor Trustee to fill a vacancy in the office of Trustee under the Indenture; and

                                   WHEREAS, the Issuer desired to appoint
                              Successor, as successor Trustee under the Indenture; and

                                   WHEREAS, Successor was willing to accept such
                              appointment as successor Trustee on the terms and conditions set forth in the Instrument and under the Indenture.

                                   NOW THEREFORE, pursuant to the provisions of
                              the Indenture and in consideration of the covenants in the Instrument, it was agreed among the Issuer, BTCo. and Successor as follows:

                                   1.   BTCo. resigned as Trustee pursuant to
                                        the provisions of Article XIII, Section
                                        1 of the Mortgage and Deed of Trust
                                        dated as of October 1, 1924 (as
                                        supplemented and amended from time to
                                        time.)

                                   2.   The Issuer accepted the resignation of
                                        BTCo. as Trustee and, pursuant to the
                                        authority vested in it by Article XIII,
                                        Section 3 of the Indenture and by
                                        resolution of its Board of Directors
                                        dated December 1, 1999, appointed
                                        Successor, as successor Trustee under
                                        the Indenture, with all the estates,
                                        properties, rights, powers, trusts,
                                        duties and obligations heretofore vested in BTCo. as Trustee under the Indenture, and designated the Corporate Trust Office of Successor presently located at 14 Wall Street, 8th Floor, New York, New York 10005, as the office or agency of the Issuer in New York, New York where the bonds may be presented for payment, registration, transfer and exchange and as the office where notices and demands to or upon the Issuer in respect of the Indenture or Bonds may be served. BTCo.'s resignation as Trustee and Successor's appointment and acceptance as successor Trustee, became effective on April 15, 2000.

                                     3. The Issuer represented and warranted
                                that:

                                             (a) it is validly organized and
                                                 existing under the laws of the
                                                 state of its incorporation;

                                             (b) the Instrument has been duly
                                                 authorized, executed and
                                                 delivered on behalf of the
                                                 Issuer and constitutes a legal,
                                                 valid and binding obligation;

                                             (c) the Bonds were validly and
                                                 lawfully issued;


                                             (d) it has performed or fulfilled
                                                 each covenant, agreement and
                                                 condition on its part to be
                                                 performed or fulfilled under
                                                 the Indenture;

                                             (e) it has no knowledge of the
                                                 existence of any default, or
                                                 any Event of Default (as
                                                 defined in the Indenture), or
                                                 any event, which upon notices
                                                 or passage of time of both
                                                 would become an Event of
                                                 Default, under the Indenture;

                                             (f) it has not appointed any
                                                 registrar or paying agents
                                                 under the Indenture other than
                                                 BTCo.;

                                             (g) it will continue to perform the
                                                 obligations undertaken by it
                                                 under the Indenture; and

                                             (h) it has mailed or will cause to
                                                 be mailed to each Bondholder
                                                 and published a Notice of
                                                 Appointment of Successor
                                                 Trustee in accordance with the
                                                 provisions of the Indenture.

                                     4. BTCo. represented and warranted to
                                Successor that it has made, or promptly will make available to Successor documents in its possession relating to the trust created by the Indenture reasonably requested by Successor.

                                     5. Successor represented that it is
                                qualified to act as Trustee under the provisions of the Indenture and that this Instrument has been duly authorized, executed and delivered on behalf of Successor and constitutes its legal, valid and binding obligation.

                                   6. Successor accepted its appointment as
                               successor Trustee under the Indenture and accepts the trust created thereby, and assumes all rights, powers, duties and obligations of the Trustee under the Indenture. Successor will perform said trust and will exercise said rights, powers, duties, and obligations upon the terms and conditions set forth in the Indenture.

                                     7. Successor accepted the designation of
                                its Corporate Trust Office as the office or agency of the Issuer in New York, New York, where the Bonds may be presented for payment, registration, transfer and exchange and as the office where notices and demands to or upon the Issuer in respect of the Indenture or the Bonds may be served.

                                     8. Pursuant to the written request of
                                Successor and the Issuer hereby made, BTCo., upon payment of its outstanding charges, receipt of which is hereby acknowledged, confirms, assigns, transfers and sets over to Successor, as successor Trustee under the Indenture, upon the trust expressed in the Indenture any and all moneys and all the rights, powers, trusts, duties and obligations which BTCo. held under and by virtue of the Indenture.

                                     9. The Issuer, and BTCo. hereby agree, that
                                upon the request of Successor, to execute, acknowledge and deliver such further instruments of conveyance and assurance and to do such other things as may be required for more fully and certainly vesting and confirming in Successor all of the properties, rights, powers, duties and obligations of Successor as Trustee under the Indenture.

                                     10. The Instrument did not constitute a
                                waiver or assignment by Bankers Trust Company of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indenture. The Issuer acknowledged such obligations pursuant to the terms of the Indenture.

                                     11. The effect and meaning of the
                                Instrument and the rights of all parties
                                thereunder would be governed by, and construed
                                in accordance with, the laws of the State of New
                                York without regard to the conflict-of-law
                                principles of the law of such state that would
EFFECTIVENESS OF                require the application of the laws of a
APPOINTMENT.                    jurisdiction other than such state.


                                     12. The Instrument could be simultaneously
                                executed in any number of counterparts. Each
                                such counterpart so executed would be deemed to
RECONFIRMATION OF               be an original, but all together would
COMPANY OBLIGATIONS.            constitute but one and the same instrument.

                                     SECTION 2. All conditions set forth in the
                                Instrument and the appointment of the Successor Trustee became effective as of April 15, 2000.

                                     SECTION 3. Now, therefore in conformity
                                with the Instrument, the Company hereby
                                expressly reconfirms its obligations under and by virtue of the Indenture with respect to, and assumes, to the extent required by, pursuant to, and solely for the purposes of Article XIII of the Indenture, the due and punctual payment of the principal and interest and other amounts payable of all Bonds secured by the Indenture and outstanding at the date hereof, or hereafter to be issued, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of the Indenture, and of any and all indentures supplemental thereto.

                                    PART II.

                            RECORDING AND FILING DATA

                                     The Original Indenture and indentures
RECORDING AND                   supplemental thereto have been recorded and/or
FILING OF ORIGINAL              filed and Certificates of Provision for Payment
INDENTURE.                      have been recorded as hereinafter set forth.


                                     The Original Indenture has been recorded as
                                a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.



RECORDING AND                        Pursuant to the terms and provisions of the
FILING OF                       Original Indenture, indentures supplemental
SUPPLEMENTAL                    thereto heretofore entered into have been
INDENTURES.                     recorded as a real estate mortgage and/or filed
                                as a chattel mortgage or as a financing
                                statement in the offices of the respective
                                Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                      RECORDED AND/OR
                                                                                      FILED AS SET FORTH
                                SUPPLEMENTAL                   PURPOSE OF             IN SUPPLEMENTAL
                                  INDENTURE                   SUPPLEMENTAL              INDENTURE
                                 DATED AS OF                    INDENTURE              DATED AS OF:
                          -----------------------   --------------------------------  ----------------
                          June 1, 1925(a)(b).....   Series B Bonds                    February 1, 1940

                          August 1, 1927(a)(b)...   Series C Bonds                    February 1, 1940

                          February 1, 1931(a)(b)    Series D Bonds                    February 1, 1940

                          June 1, 1931(a)(b).....   Subject Properties                February 1, 1940

                          October 1, 1932(a)(b)..   Series E Bonds                    February 1, 1940

                          September 25, 1935(a)(b)  Series F Bonds                    February 1, 1940


                          September 1, 1936(a)(b)   Series G Bonds                    February 1, 1940


                          November 1, 1936(a)(b).   Subject Properties                February 1, 1940


                          February 1, 1940(a)(b)    Subject Properties                September 1, 1947



                          December 1,               Series H Bonds and Additional     September 1, 1947
                          1940 (a)(b).............. Provisions


                          September 1,              Series I Bonds, Subject           November 15, 1951
                          1947(a)(b)(c)............ Properties and Additional
                                                    Provisions

                          March 1,                  Series J Bonds and Additional     November 15, 1951
                          1950(a)(b)(c)............ Provisions

                          November 15,              Series K Bonds,                   January 15, 1953
                            1951(a)(b)(c).......... Additional Provisions and
                                                    Subject Properties

                          January 15, 1953(a)(b)    Series L Bonds                    May 1, 1953

                          May 1, 1953(a).........   Series M Bonds and Subject        March 15, 1954
                                                    Properties

                          March 15, 1954(a)(c)...   Series N Bonds and Subject        May 15, 1955
                                                    Properties
                          May 15, 1955(a)(c).....   Series O Bonds and Subject        August 15, 1957
                                                    Properties

                          August 15, 1957(a)(c)..   Series P Bonds, Additional        June 1, 1959
                                                    Provisions and Subject
                                                    Properties

                          June 1, 1959(a)(c).....   Series Q Bonds and Subject        December 1, 1966
                                                    Properties

                          December 1, 1966(a)(c).   Series R Bonds Additional         October 1, 1968
                                                    Provisions, and Subject
                                                    Properties

                          October 1, 1968(a)(c)..   Series S Bonds and Subject        December 1, 1969
                                                    Properties

                          December 1, 1969(a)(c).   Series T Bonds and Subject        July 1, 1970
                                                    Properties

                          July 1, 1970(c)........   Series U Bonds and Subject        December 15, 1970
                                                    Properties

                          December 15, 1970(c)...   Series V and Series W Bonds       June 15, 1971

                          June 15, 1971(c).......   Series X Bonds and Subject        November 15, 1971
                                                    Properties

                          November 15, 1971(c)...   Series Y Bonds and Subject        January 15, 1973
                                                    Properties

                          January 15, 1973(c)....   Series Z Bonds and Subject        May 1, 1974
                                                    Properties

                          May 1, 1974............   Series AA Bonds and Subject       October 1, 1974
                                                    Properties

                          October 1, 1974........   Series BB Bonds and Subject       January 15, 1975
                                                    Properties

                          January 15, 1975.......   Series CC Bonds and Subject       November 1, 1975
                                                    Properties

                          November 1, 1975.......   Series DDP Nos. 1-9 Bonds and     December 15, 1975
                                                    Subject Properties

                          December 15, 1975......   Series EE Bonds and Subject       February 1, 1976
                                                    Properties

                          February 1, 1976.......   Series FFR Nos. 1-13 Bonds        June 15, 1976

                          June 15, 1976..........   Series GGP Nos. 1-7 Bonds and     July 15, 1976
                                                    Subject Properties

                          July 15, 1976..........   Series HH Bonds and Subject       February 15, 1977
                                                    Properties

                          February 15, 1977......   Series MMP Bonds and Subject      March 1, 1977
                                                    Properties

                          March 1, 1977..........   Series IIP Nos. 1-7 Bonds,        June 15, 1977
                                                    Series JJP Nos. 1-7 Bonds,
                                                    Series KKP Nos. 1-7 Bonds,
                                                    and Series LLP Nos. 1-7 Bonds

                          June 15, 1977..........   Series FFR No. 14 Bonds and       July 1, 1977
                                                    Subject Properties

                          July 1, 1977...........   Series NNP Nos. 1-7 Bonds and     October 1, 1977
                                                    Subject Properties

                          October 1, 1977........   Series GGP Nos. 8-22 Bonds and    June 1, 1978
                                                    Series OOP Nos. 1-17 Bonds and
                                                    Subject Properties

                          June 1, 1978...........   Series PP Bonds, Series QQP       October 15, 1978
                                                    Nos. 1-9 Bonds and Subject
                                                    Properties

                          October 15, 1978.......   Series RR Bonds and Subject       March 15, 1979
                                                    Properties

                          March 15, 1979.........   Series SS Bonds and Subject       July 1, 1979
                                                    Properties

                          July 1, 1979...........   Series IIP Nos. 8-22 Bonds,       September 1, 1979
                                                    Series NNP Nos. 8-21 Bonds, and
                                                    Series TTP Nos. 1-15 Bonds and
                                                    Subject Properties

                          September 1, 1979......   Series JJP No. 8 Bonds, Series    September 15,


                                                    KKP No. 8 Bonds, Series LLP       1979
                                                    Nos. Bonds and  Series OOP No.
                                                    18 Bonds and Subject Properties

                          September 15, 1979.....   Series UU Bonds                   January 1, 1980

                          January 1, 1980........   1980 Series A Bonds and Subject   April 1, 1980
                                                    Properties

                          April 1, 1980..........   1980 Series B Bonds               August 15, 1980

                          August 15, 1980........   Series QQP Nos. 10-19 Bonds,      August 1, 1981
                                                    Series CP Nos. 1-12 Bonds,
                                                    Series DP No. 1-11 Bonds, and
                                                    Subject Properties

                          August 1, 1981.........   1980 Series CP Nos. 13-25 Bonds   November 1, 1981
                                                    and Subject Properties

                          November 1, 1981.......   1981 Series AP Nos. 1-12 Bonds    June 30, 1982
                          June 30, 1982..........   Article XIV Reconfirmation        August 15, 1982

                          August 15, 1982........   1981 Series AP Nos. 13-14 and     June 1, 1983
                                                    Subject Properties

                          June 1, 1983...........   1981 Series AP Nos. 15-16 and     October 1, 1984
                                                    Subject Properties

                          October 1, 1984........   1984 Series AP and 1984 Series    May 1, 1985
                                                    BP Bonds and Subject Properties

                          May 1, 1985............   1985 Series A Bonds               May 15, 1985

                          May 15, 1985...........   1985 Series B Bonds and Subject   October 15, 1985
                                                    Properties

                          October 15, 1985.......   Series KKP No. 9 Bonds and        April 1, 1986
                                                    Subject Properties

                          April 1, 1986..........   1986 Series A and Subject         August 15, 1986
                                                    Properties

                          August 15, 1986........   1986 Series B and Subject         November 30, 1986
                                                    Properties

                          November 30, 1986......   1986 Series C                     January 31, 1987

                          January 31, 1987.......   1987 Series A                     April 1, 1987

                          April 1, 1987..........   1987 Series B and Series C        August 15, 1987

                          August 15, 1987........   1987 Series D and Series E and    November 30, 1987
                                                    Subject Properties

                          November 30, 1987......   1987 Series F                     June 15, 1989

                          June 15, 1989..........   1989 Series A                     July 15, 1989

                          July 15, 1989..........   Series KKP No. 10                 December 1, 1989

                          December 1, 1989.......   Series KKP No. 11 and Series BP   February 15, 1990

                          February 15, 1990......   1990 Series A, Series B,          November 1, 1990
                                                    Series C, Series D, Series E,
                                                    and Series F

                          November 1, 1990.......   Series KKP No. 12                 April 1, 1991

                          April 1, 1991..........   1991 Series AP                    May 1, 1991

                          May 1, 1991............   1991 Series BP and  Series CP     May 15, 1991

                          May 15, 1991...........   1991 Series DP                    September 1, 1991

                          September 1, 1991......   1991 Series EP                    November 1, 1991
                          November 1, 1991.......   1991 Series FP                    January 15, 1992

                          January 15, 1992.......   1992 Series BP                    February  29,  1992
                                                                                      and April 15, 1992

                          February 29, 1992......   1992 Series AP                    April 15, 1992

                          April 15, 1992.........   Series KKP No. 13                 July 15, 1992

                          July 15, 1992..........   1992 Series CP                    November 30, 1992

                          July 31, 1992..........   1992 Series D                     November 30, 1992

                          April 1, 1986..........   1986 Series A and Subject         August 15, 1986
                                                    Properties

                          August 15, 1986........   1986 Series B and Subject         November 30, 1986
                                                    Properties

                          November 30, 1986......   1986 Series C                     January 31, 1987

                          January 31, 1987.......   1987 Series A                     April 1, 1987

                          April 1, 1987..........   1987 Series B and Series C        August 15, 1987

                          August 15, 1987........   1987 Series D, Series E,          November 30, 1987
                                                    and  Subject Properties

                          November 30, 1987......   1987 Series F                     June 15, 1989

                          June 15, 1989..........   1989 Series A                     July 15, 1989

                          July 15, 1989..........   Series KKP No. 10                 December 1, 1989


                          December 1, 1989.......   Series KKP No. 11 and Series      February 15, 1990
                                                    BP

                          February 15, 1990......   1990 Series A, Series B, Series   November 1, 1990
                                                    C, Series D, Series E, and
                                                    Series F

                          November 1, 1990.......   Series KKP No. 12                 April 1, 1991

                          April 1, 1991..........   1991 Series AP                    May 1, 1991

                          May 1, 1991............   1991 Series BP and Series CP      May 15, 1991

                          May 15, 1991...........   1991 Series DP                    September 1, 1991

                          September 1, 1991......   1991 Series EP                    November 1, 1991

                          November 1, 1991.......   1991 Series FP                    January 15, 1992

                          January 15, 1992.......   1992 Series BP                    February  29,  1992
                                                                                      and April 15, 1992

                          February 29, 1992......   1992 Series AP                    April 15, 1992

                          April 15, 1992.........   Series KKP No. 13                 July 15, 1992

                          July 15, 1992..........   1992 Series CP                    November 30, 1992

                          November 30, 1992......   1992 Series E and Series D        March 15, 1993

                          December 15, 1992......   Series KKP No. 14 and  Series     March 15, 1992
                                                    BP No. 2

                          January 1, 1993........   1993 Series C                     April 1, 1993

                          March 1, 1993..........   1993 Series E                     June 30, 1993

                          March 15, 1993.........   1993 Series D                     September 15, 1993

                          April 1, 1993..........   1993 Series FP and Series IP      September 15, 1993

                          April 26, 1993.........   1993 Series G and  Amendment  of  September 15, 1993
                                                    Article II, Section 5

                          May 31, 1993...........   1993 Series J                     September 15, 1993

                          September 15, 1993.....   1993 Series K                     March 1, 1994

                          March 1, 1994..........   1994 Series AP                    June 15, 1994

                          June 15, 1994..........   1994 Series BP                    December 1, 1994


                          August 15, 1994........   1994 Series C                     December 1, 1994

                          December 1, 1994.......   Series KKP No. 15 and Series      August 1, 1995
                                                    DP

                          August 1, 1995.........   1995 Series A Bond                August 1, 1999
                                                    1995 Series DP

-----------------
    (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

    (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

    (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF                         All the bonds of Series A which were issued
CERTIFICATES                    under the Original Indenture dated as of October
OF PROVISION                    1, 1924, and of Series B, C, D, E, F, G, H, I,
FOR PAYMENT.                    J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB,
                                CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                                HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9,
                                LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP
                                Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A,
                                1980 Series CP Nos. 1-25, 1980 Series DP Nos.
                                1-11, 1981 Series AP Nos. 1-16, 1984 Series AP,
                                1984 Series BP, 1985 Series A, 1985 Series B,
                                1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989
                                Series A and 1993 Series D which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927,
                                February 1, 1931, October 1, 1932, September 25,
                                1935, September 1, 1936, December 1, 1940,
                                September 1, 1947, November 15, 1951, January
                                15, 1953, May 1, 1953, March 15, 1954, May 15,
                                1955, August 15, 1957, December 15, 1970,
                                November 15, 1971, January 15, 1973, May 1,
                                1974, October 1, 1974, January 15, 1975,
                                November 1, 1975, February 1, 1976, June 15,
                                1976, July 15, 1976, October 1, 1977, March 1,
                                1977, July 1, 1979, March 1, 1977, March 1,
                                1977, March 1, 1977, September 1, 1979, July 1,
                                1977, July 1, 1979, September 15, 1979, October
                                1, 1977, June 1, 1978, October 1, 1977, July 1,
                                1979, January 1, 1980, August 15, 1980, November
                                1, 1981, October 1, 1984, May 1, 1985, May 15,
                                1985, January 31, 1987, June 1, 1978, October
                                15, 1978, December 15, 1975, February 15, 1977,
                                September 1, 1979, June 15, 1989 and March 15,
                                1993 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                                Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W,
                                BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos.
                                1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                                No. 1 and GGP No. 8.


                                    PART III.

                                  THE TRUSTEE.

TERMS AND                            The Successor Trustee hereby accepts the
CONDITIONS OF                   trust hereby declared and provided, and agrees
ACCEPTANCE OF                   to perform the same upon the terms and
TRUST BY                        conditions in the Original Indenture, as amended
SUCCESSOR TRUSTEE.              to date and as supplemented by this Supplemental
                                Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                     The Prior Trustee and Successor Trustee
                                shall not be responsible in any manner
                                whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                    PART IV.

                                 MISCELLANEOUS.

CONFIRMATION OF                      Except to the extent specifically provided
SECTION 318(C) OF               therein, no provision of this Supplemental
TRUST INDENTURE                 Indenture or any future supplemental indenture
ACT.                            is intended to modify, and the parties do hereby
                                adopt and confirm, the provisions of Section
                                318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15, 1990.


EXECUTION IN                         THIS SUPPLEMENTAL INDENTURE MAY BE
COUNTERPARTS.                   SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                                COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED
                                SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                                COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                                AND THE SAME INSTRUMENT.

TESTIMONIUM.                         IN WITNESS WHEREOF, THE DETROIT EDISON
                                COMPANY, BANKERS TRUST COMPANY AND FIRST CHICAGO TRUST COMPANY OF NEW YORK HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES, ASSISTANT SECRETARIES, TREASURERS, ASSISTANT TREASURERS OR OTHER OFFICERS ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


                                             THE DETROIT EDISON COMPANY,

                  (Corporate Seal)           By   /s/ N.A. Khouri
                                                  -----------------------------
                                                      N.A. Khouri
                                                  Assistant Treasurer
EXECUTION.        Attest:
                            /s/ Jack L. Somers
                  --------------------------------
                           Jack L. Somers
                  Assistant Corporate Secretary

                  Signed, sealed and delivered by THE
                  DETROIT EDISON COMPANY, in the
                  presence of

                             /s/ K. Hier
                  --------------------------------
                             K. Hier
                             /s/ R. Martinez
                  --------------------------------
                             R. Martinez

                  STATE OF MICHIGAN )
                                    )        SS:
                  COUNTY OF WAYNE   )

ACKNOWLEDGMENT             On this 14th day of April, 2000, before me, the
OF EXECUTION      subscriber, a Notary Public within and for the County of
BY COMPANY.       Oakland (acting in Wayne), in the State of Michigan,
                  personally appeared N.A. Khouri to me personally known, who, being by me duly sworn, did say that he does business at 2000
                  2nd Avenue, Detroit, Michigan 48226-1279 and is the Assistant
                  Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N.A. Khouri, acknowledged said instrument to be the free act and deed of said corporation.



                                               /s/ Geraldine N. Rockymore
                                         ---------------------------------------
                  (Notarial Seal)        Geraldine N. Rockymore, Notary Public
                                                     Oakland County, MI
                                     My  Commission  Expires:  December 23, 2002
                                                     (Acting in Wayne)

                                                      BANKERS TRUST COMPANY

                  (Corporate Seal)
                                          By         /s/ Jackie Bartnick
                                              ---------------------------------
                                                     Jackie Bartnick
                                                     Vice President




                           STATE OF NEW YORK     )
                                                 )   SS:
                           COUNTY OF NEW YORK    )

ACKNOWLEDGEMENT            On this 14th day of April, 2000, before me, the
OF EXECUTION BY            subscriber, a Notary Public within and for the County
PRIOR TRUSTEE.             of New York, in the State of New York, personally
                           appeared Jackie Bartnick, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New
                           York, New York 10015, and she is Vice President of
                           BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; and that she subscribed her name thereto by like authority of the By-laws of said corporation;
                           and said acknowledged said instrument to be the free act and deed of said corporation.


                            (Notarial Seal)    /s/ Matthew Sherman
                                               -------------------------------
                                               Matthew Sherman, Notary Public
                                               New York County, New York
                                               My Commission Expires: 11/3/2001

                                        FIRST CHICAGO TRUST COMPANY OF NEW YORK

                           (Corporate Seal)

                                        By  /s/ Steven M. Wagner
                                            -----------------------
                                            Steven M. Wagner
                                            Vice President

                           Attest:


                           /s/ John R. Prendiville
                           -------------------------------------------

                           Signed, sealed and delivered by
                           FIRST CHICAGO TRUST COMPANY OF NEW YORK, in the presence of

                                           /s/ Janice Ott Rotunno
                           -----------------------------------------------------
                                           Janice Ott Rotunno

                                           /s/ Diane Swanson
                           -----------------------------------------------------
                                            Diane Swanson

                           STATE OF ILLINOIS  )
                                              )             SS:
                           COUNTY OF COOK     )

ACKNOWLEDGEMENT            On this 14th day of April, 2000, before me, the
OF EXECUTION BY            subscriber, a Notary Public within and for the County
SUCCESSOR TRUSTEE.         of Cook, in the State of Illinois, personally
                           appeared Steven M. Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at Chicago, Illinois, and he is Vice President of FIRST CHICAGO TRUST COMPANY
                           OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said acknowledged said instrument to be the free act and deed of said corporation.


                           (Notarial Seal)

                                          /s/ Lisa Nix
                                          -------------
                                    Lisa Nix, Notary Public
                                    Cook County, Illinois
                              My Commission Expires: May 20, 2002

                           STATE OF MICHIGAN)
                                            )        SS:
                           COUNTY OF WAYNE  )



AFFIDAVIT AS TO            N.A. Khouri, being duly sworn, says: that he is the
CONSIDERATION              Assistant Treasurer of THE DETROIT EDISON COMPANY,
AND GOOD FAITH.            the Mortgagor named in the foregoing instrument, and
                           that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.



                                                   /s/ N.A. Khouri
                                                   ----------------
                                                   N.A. Khouri
                                                   Assistant Treasurer

                            Sworn to before me this 14th day of
                            April 2000

                            /s/ Geraldine N. Rockymore
                            -------------------------------------
                            Geraldine N. Rockymore, Notary Public
                                     Oakland County, MI
                            My Commission Expires: December 23, 2002
                                     (Acting in Wayne)

                            (Notarial Seal)

                            This instrument was drafted by Alec J. McLeod, Esq., 2000 Second Avenue, Detroit, Michigan 48226










EXECUTED IN
COUNTERPARTS OF WHICH
THIS IS COUNTERPART NO.     .